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                                                                    Exhibit 99.3



                                WAIVER AGREEMENT

      THIS WAIVER AGREEMENT (this "Agreement") is made as of August 30, 2002 by and among Cohesion Technologies, Inc., a Delaware corporation (the "Company"), and the undersigned Persons, each of which is herein referred to as an "Investor" and all of which are collectively referred to herein as the "Investors." Capitalized terms used herein without definition have the meanings given to them in the Purchase Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Company and the Investors have entered into a Common Stock Purchase Agreement, dated as of July 24, 2002 (the "Purchase Agreement"), pursuant to which, among other things, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), upon the terms and subject to the conditions set forth in the Purchase Agreement.

      WHEREAS, pursuant to Section 6.4 of the Purchase Agreement the Company has agreed not to solicit, encourage or entertain proposals from or enter into negotiations with or furnish any nonpublic information to any other Person regarding the possible sale of any interest in the Company's stock or a change of control of the Company.

      WHEREAS, the Company has received an unsolicited written proposal from a third Person with regard to a potential change of control transaction involving the Company, a copy of which proposal has been provided to the Investors.

      WHEREAS, the Investors are willing to grant a limited waiver of their rights under Sections 6.1, 6.3, 6.4 and 6.7 of the Purchase Agreement with respect to the Company negotiating with, providing information to, approving and entering into any contract with or recommending to stockholders of the Company any transaction with third Persons.

      WHEREAS, in consideration of that limited waiver, the Company has agreed to pay a waiver fee to, and to reimburse certain expenses of, the Investors as provided for herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

      1. Waiver. For a period commencing on the date hereof and ending at 5:00 p.m., California time, on September 27, 2002 (the "Waiver Period"), the Investors hereby waive the provisions of, and the rights they may have under, Sections 6.1, 6.3, 6.4 and 6.7 of the Purchase Agreement with respect to the Company (and its directors, officers, employees, agents and representatives) negotiating with, providing information to, approving and entering into any


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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contract with or recommending to stockholders of the Company any transaction with [***] ("[***]") or any other steps or conduct taken in connection therewith. In the event that, as a result of the Company's contact with [***], the Company's Board of Directors determines in good faith, after consultation with its legal counsel, that contact with the Persons set forth on Exhibit A hereto (together with [***], each a "Potential Acquiror") is required in order for the Company's Board of Directors to comply with its fiduciary duties under applicable law, (a) the Company shall give written notice of such determination to the Investors and (b) during the Waiver Period, the Investors hereby waive the provisions of, and the rights they may have under, Sections 6.1, 6.3, 6.4 and 6.7 of the Purchase Agreement with respect to the Company (and its directors, officers, employees, agents and representatives) negotiating with, providing information to, approving and entering into any contract with or recommending to stockholders of the Company any transaction with any Potential Acquiror or any other steps or conduct taken in connection therewith. The Company shall give the Investors prompt written notice of (a) the identity of each Potential Acquiror with which it negotiates or to which it provides information and (b) all of the material terms and conditions of any proposal, oral or written, with respect to an Alternative Transaction submitted to the Company by a Potential Acquiror. For purposes of this Agreement, an "Alternative Transaction" means (i) a transaction involving the sale by the Company of an interest in the Company's capital stock to any Person other than the Investors greater than the Applicable Percentage, (ii) an acquisition of a majority of the Company's outstanding Common Stock, (iii) a merger, consolidation or other business combination involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least a majority of the equity interests of the surviving entity immediately after the completion of such transaction or (iv) the sale of all or substantially all of the Company's assets. For purposes of this Agreement, the "Applicable Percentage" means (x) 10% from the date hereof through and including the date of the Stockholder Meeting and (y) 20% thereafter.

      2. Waiver Payments. In consideration of the waiver provided for in Paragraph 1, the Company agrees to pay the Investors (a) an amount of cash equal to $1,000,000 (the "Waiver Fee") and (b) reimbursement of reasonable documented out-of-pocket fees and expenses (including attorneys' fees) not exceeding an aggregate of $10,000 incurred by the Investors in connection with the negotiation, execution and delivery of this Agreement (the "Waiver Expenses" and, together with the Waiver Fee, the "Waiver Payments"), in each case payable in accordance with the provisions of this Paragraph 2. The Waiver Payments shall be due and payable upon the earliest to occur of the following: (a) the termination of the Purchase Agreement by the Investors pursuant to Section 7.1(c) of the Purchase Agreement followed by the completion of an Alternative Transaction within three months after the date of such termination; (b) the termination of the Purchase Agreement by the Investors pursuant to Section 7.1(d) of the Purchase Agreement; (c) immediately prior to the completion of an Alternative Transaction; and (d) immediately prior to the execution by the Company of a definitive agreement with respect to an Alternative Transaction (each of the events listed in subparagraphs (a) through (d) is referred to herein as a "Trigger Event"); provided, however, in the event that the sale of Common Stock to the Investors pursuant to the Purchase Agreement is completed prior to the occurrence of any Trigger Event, then the Company's obligation to pay the Waiver Payments shall be extinguished. Any Waiver Fee shall be allocated among the Investors based


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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on the relative number of shares of Common Stock to be purchased by each
Investor pursuant to the Purchase Agreement.

      3. Effect on Purchase Agreement. Except as set forth in Section 1 above, the provisions of the Purchase Agreement, including Section 6.4 thereof, shall remain in full force and effect, provided that the Purchase Agreement shall automatically terminate immediately upon the occurrence of any Trigger Event (provided that the Company shall have paid in full any Waiver Payment due under Section 2 hereof).

      4. No Admission. Nothing contained in this Waiver Agreement shall be construed as an admission of any party hereto as to the proper interpretation of, or the enforceability of, any provision of the Purchase Agreement.

      5. Termination. This Waiver Agreement shall automatically terminate on, and be of no further force and effect after, the earliest to occur of the following: (a) the 12-month anniversary of the date hereof; (b) the completion of the sale of Common Stock to the Investors pursuant to the Purchase Agreement; and (c) the occurrence of any Trigger Event (provided that the Company shall have paid in full any Waiver Payment due under Section 2 hereof).

      6. Miscellaneous.

            A. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

            B. Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

            C. Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof. Any prior agreements, understanding or representations with respect to the subject matter hereof are superseded by this Agreement shall have no further force or effect. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

            D. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be (a) mailed by registered or certified mail, postage prepaid, return receipt requested, (b) delivered by a nationally recognized overnight courier, (c) sent by confirmed facsimile or (d) otherwise delivered by hand or by messenger, addressed (i) if to an Investor, at such Investor's address set forth on Exhibit A to the Purchase Agreement, or at such other address as such Investor shall have furnished to the Company in writing, with a copy to Venture Law Group, 2775 Sand Hill Road, Menlo Park, California 94025, Attention Mark B. Weeks, Fax: (650) 233-8386; or (ii) if to the Company, at its address set forth on the signature


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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page of the Purchase Agreement addressed to the attention of the President, or at such other address as the Company shall have furnished to the Investors, with a copy to Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California 94025, Attention Michael W. Hall, Fax: (650) 463-2600. If notice is provided by mail, notice shall be deemed to be given 48 hours after proper deposit in a mailbox; if by overnight courier, notice shall be deemed to be given 24 hours after deposit; if by facsimile, upon completion of such facsimile transmission as conclusively evidenced by the transmission receipt; and if by hand or messenger, upon receipt.

            E. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Person under this Agreement shall impair any such right, power or remedy of such Person, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Person of any breach or default under this Agreement, or any waiver on the part of any Person of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any Person, shall be cumulative and not alternative.

            F. Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

            G. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

            H. Legal Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            I. Publicity. Except as required by law, no party hereto shall issue any press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the other parties. Notwithstanding the foregoing, the Company shall be permitted to make a public statement without obtaining the consent of the Investors if (a) the disclosure is required by the continued listing requirements of the Nasdaq National Market and (b) the Company has used reasonable best efforts to consult with the Investors about the form and substance of such disclosure.

                            (Signature Page Follows)


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    THE COMPANY:

                                    COHESION TECHNOLOGIES, INC.


                                    By:    /s/ William G. Mavity
                                       -----------------------------------------
                                    Name:  William G. Mavity
                                    Title: President and Chief Executive Officer


                                    THE INVESTORS

                                    THREE ARCH CAPITAL, L.P.

                                    By:  TAC Management, L.L.C.
                                    Its: General Partner


                                    By:    /s/ Mark Wan
                                       -----------------------------------------
                                    Title:

                                    TAC ASSOCIATES, L.P.

                                    By:  TAC Management, L.L.C.
                                    Its: General Partner


                                    By:    /s/ Mark Wan
                                       -----------------------------------------
                                    Title:


                                    ALTA CALIFORNIA PARTNERS III, L.P.

                                    By:  Alta California Management Partners
                                         III, LLC


                                    By:    /s/ Guy Nohra
                                       -----------------------------------------
                                    Title: Managing Director


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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                                    ALTA BIOPHARMA PARTNERS II, L.P.

                                    By:  Alta BioPharma Management Partners
                                         II, LLC


                                    By:    /s/ Alix Marduel
                                       -----------------------------------------
                                    Title: Managing Director


                                    ALTA EMBARCADERO PARTNERS III, LLC


                                    By:    /s/ Hilary Strain
                                       -----------------------------------------
                                    Title: V.P. of Finance & Administration


                                    ALTA EMBARCADERO BIOPHARMA PARTNERS II, LLC


                                    By:    /s/ Hilary Strain
                                       -----------------------------------------
                                    Title: V.P. of Finance & Administration


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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                                    EXHIBIT A

        [***]




CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.